THE WASHINGTON POST COMPANY
DEFERRED COMPENSATION PLAN


Amended and restated effective May 12, 2005

Table of Contents

Section 1.  Purpose	2
Section 2.  Definitions	3
Section 3.  Deferral Elections	7
Section 4.  Treatment of Deferred Amounts	9
Section 5.  Payment of Deferred Accounts	11
Section 6.  Administration and Amendment	12




THE WASHINGTON POST COMPANY
DEFERRED COMPENSATION PLAN

Section 1.  Purpose.
The Washington Post Company Deferred Compensation
Plan (the Plan) is an unfunded plan established for the purpose of offering a select group of management and other highly compensated key employees and non-employee directors the opportunity to defer the receipt of compensation payments or fees that would otherwise become payable to them currently for the periods provided in the Plan.
	This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract of employment or part of a contract between the Company and any employee or any employee of an Affiliate or any director, nor shall it be deemed to give any employee the right to be retained in the employ of the Company or an Affiliate, as the case may be, or to interfere with the right of the Company or an Affiliate, as the case may be, to discharge any employee at any time, or to establish the terms and conditions of employment of any employee nor shall it be deemed to give any director the right to be retained as a director of the Company.
	Benefits from this Plan shall be payable solely from the general assets of the Company and participants herein shall not be entitled to look to any source for payment of such benefits other than the general assets of the Company.
	To the extent Section 409A of the Internal
Revenue Code of 1986 applies to the Plan, the terms of the Plan are intended to comply with Section 409A and shall be interpreted and administered in accordance with Section 409A and any governmental regulations and other guidance issued thereunder.
To the extent any provision of this Plan that is intended to comply with Section 409A must be effective as of January 1, 2005, such provision shall be effective as of such date.

Section 2.  Definitions.
As used in this Plan, the following words shall
have the following meanings:
	(a)	Affiliate means  any corporation
(other than the Company) 50% or more of the
outstanding stock of which is directly or
indirectly owned by the Company and any
unincorporated trade or business which is under
common control with the Company as determined in
accordance with Section 414(c) of the Code.
Except with respect to Grandfathered Deferred
Compensation, the term Affiliate shall include
any other entity required to be aggregated with
the Company under Section 409A.
	(b)	Annual Incentive Compensation means
any bonus awarded to a Participant and payable in
cash under the Companys Incentive Compensation Plan
or any other annual bonus program maintained by the
Company or an Affiliate.
	(c)	Beneficiary means the person, persons
or entity designated in writing by the Participant
to receive his or her Participant Account in the
event of his or her death.  If no effective designation
of beneficiary is on file with the Committee, then
such amounts that would otherwise be payable to a
Beneficiary will be paid to the surviving spouse of
the Participant, or, if there is no surviving spouse,
then to the Participants estate.
	(d)	Code means the Internal Revenue Code
of 1986, as amended.  References herein to Section
409A and other sections of the Code shall apply to
any successor provisions.
	(e)	Committee means the Compensation
Committee of the Board of Directors or such other
Committee appointed by the Board to administer the
Plan.
	(f)	Company means The Washington Post
Company, a Delaware Corporation, and any successors
in interest thereto.
	(g)	Deferred Compensation means any
amounts deferred under this Plan in accordance with
Section 3, together with any investment credits
thereto under Section 4.
	(h)	Designated Deferral Period means:
(I) 	Except for Grandfathered Deferred
Compensation, one of the following periods as
selected by the Participant with respect to his
or her Deferred Compensation for the particular
Plan Year or Short Year:  (1) until a specified
date in the future; or (2) until a date which is
the end of the calendar month (or a designated
subsequent period) following the month that the
Participant ceases to be an employee of the Company
or an Affiliate or ceases to be an Eligible Director,
provided, however, that if an employee Participant
selects a date determined on the basis of the date
such Participant ceases to be an employee of the
Company or an Affiliate and such Participant is a
Specified Employee, then, notwithstanding such
Participants election, the Designated Deferral
Period for such Plan Year or Short Year shall end
on the later of (i) the date selected by such
Participant, or (ii) the end of the sixth-month
period following the date such Participant ceases
to be such an employee.  For purposes of this
subparagraph, it shall not be considered a
termination of employment when a Participant is
granted a military or personal leave of absence
by the Company or an Affiliate or when a Participant
is transferred from the Company to an Affiliate or
from an Affiliate to the Company or another
Affiliate.  Notwithstanding any other provision of
this subparagraph or of this Plan and except as is
otherwise required in the case of a Specified
Employee as set forth in clause (2) above, a
Participant may not defer the date on which
payment of his or her Deferred Compensation is made
or commences beyond the later of (i) the first of
the calendar month following his or her 65th
birthday, or (ii) the end of the calendar month
following the month in which the Participant ceases
to be an employee of the Company or an Affiliate or
an Eligible Director of the Company.
(II) 	In the case of Grandfathered Deferred
Compensation, one of the following periods as
selected by the Participant with respect to his
or her Grandfathered Deferred Compensation for
the particular Plan Year or Short Year:  (1) until
a specified date in the future; or (2) until a
date which is the end of the calendar month (or
a designated subsequent period) following the
month in which the Participant ceases to be an
employee of the Company or an Affiliate or ceases
to be an Eligible Director.  For purposes of this
subparagraph, it shall not be considered a
termination of employment when a Participant is
granted a military or personal leave of absence
by the Company or an Affiliate or when a Participant
is transferred from the Company to an Affiliate or
from an Affiliate to the Company or another
Affiliate.  Notwithstanding any other provision of
this subparagraph or of this Plan, a Participant may
not defer the date on which payment of his or her
Grandfathered Deferred Compensation is made or
commences beyond the later of (i) the first of the
calendar month following his or her 65th birthday,
or (ii) the end of the calendar month following the
month in which the Participant ceases to be an
employee of the Company or an Affiliate or an
Eligible Director of the Company.
	(i)	Effective Date means November 15,
1996, in the case of employees of the Company or
an Affiliate, and October 1, 1997, in the case of
Eligible Directors.
	(j)	Eligible Director means any member
of the Board of Directors of the Company who is not
an employee of the Company or an Affiliate and who
is entitled to receive fees for service as a director.
	(k)	ERISA means the Employee Retirement
Income Security Act of 1974, as amended.
	(l) 	Grandfathered Deferred Compensation
means any Deferred Compensation under the Plan,
together with any investment credits thereto under
Section 4, that is not subject to Section 409A of
the Code pursuant to the effective date rules set
forth in Section 885(d) of the American Jobs
Creation Act of  2004, P.L. 108-357.  In the case
of an employee Participant, Grandfathered Deferred
Compensation shall include and be limited to
deferred Incentive Compensation payable with
respect to 2003 and prior Plan Years; in the
case of an Eligible Director Participant,
Grandfathered Deferred Compensation shall include
and be limited to deferred directors fees for
services performed as a director in 2004 and prior
Plan Years.
	(m)	Incentive Compensation means Annual
Incentive Compensation and Long-Term Incentive
Compensation.
(n)	Investment Election means an election filed
by a Participant selecting the investment credit
factor(s) that will be applicable to the Participant
Accounts of the Participant.  The Committee shall
determine the manner in which Investment Elections
may be made and the frequency with which such
elections may be prospectively changed.
	(o)	Long-Term Incentive Compensation
means any bonus awarded to a Participant and
payable in cash under the Performance Unit
provisions of the Companys Incentive Compensation
Plan or another special long-term incentive
compensation plan maintained by the Company or
an Affiliate that provides the opportunity
for a cash bonus payment at the end of a specified
period (minimum two years) based on the attainment
of specific performance goals.
	(p)	Participant means (i) an employee
of the Company or an Affiliate recommended by the
Companys senior management and designated a
participant in this Plan by the Committee, who is
within the category of a select group of management
or highly compensated employees as referred to in
Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA
for any Plan Year and who is a participant in the
Companys Incentive Compensation Plan or any other
incentive program maintained by the Company or an
Affiliate or (ii) an Eligible Director who elects
to participate in the Plan.
	(q)	Participant Account means a separate
account representing the value of a Participants
Deferred Compensation with respect to any Plan Year
or Short Year.  A Participant may have more than
one Participant Account, reflecting separate year
deferral elections.  A separate Participant Account
or Accounts will be maintained for all Grandfathered
Deferred Compensation.
	(r)	Payout Period means either (i) a
lump sum or (ii) a series of annual installments,
which may not be less than 2 nor more than 10, over
which a Participant Account shall be paid.
	(s)	Plan Year means a calendar year.
	(t)	Short Year means (i) the remainder
of the Plan Year following the Effective Date of
this Plan and (ii) the remainder of the Plan Year
following the date an employee first becomes a
Participant in this Plan if other than the
beginning of a Plan Year.
	(u)	Specified Amount means the portion
of the Participants Incentive Compensation for a
particular Plan Year or Short Year which the
Participant elects in writing to defer hereunder,
provided that such amount shall not be less than
$10,000 or the portion of the Participants
directors fees for a particular Plan Year or
Short Year which the Participant elects in writing
to defer hereunder, as the case may be.
	(v)	Specified Employee means an
employee who is defined as a specified employee
in Section 409A(a)(2)(B)(i) of the Code.
Section 3.  Deferral Elections
	(a)	Subject to the limitations
described below, each Participant may elect
to have the payment of a Specified Amount of
his or her Incentive Compensation or annual
directors fees, as the case may be,
deferred pursuant to this Plan
for the Designated Deferral Period.
	(b)	A deferral election must be an
irrevocable written election made on a form
prescribed by the Committee within a period
specified by the Committee which, (I) for an
employee Participant (1) in the case of Annual
Incentive Compensation shall end no later than
the last day of the Plan Year preceding the Plan
Year for which such Incentive Compensation would
be payable, and (2) in the case of Long-Term
Incentive Compensation shall end no later than
the last day of the Plan Year preceding the last
Plan Year in the period for which such Incentive
Compensation would be payable, and (II) for an
Eligible Director, shall end no later than the
last day of the Plan Year preceding the Plan
Year in which the annual directors fees are
earned.  Notwithstanding the foregoing, in the
event any Incentive Compensation that constitutes
performance-based compensation under Section
409A of the Code is payable with respect to any
period of at least 12 months that does not
correspond to one or more Plan Years, the
specified period established by the Committee
for such Incentive Compensation shall end no
later than six months before the end of the
period for which such Incentive Compensation
would be payable.  In the event of a Short Year,
the specified period established by the Committee
shall end no later than 30 days following the
date the employee or Eligible Director first
becomes eligible to participate in the Plan, and,
except as otherwise permitted under Section 409A
of the Code, such deferral election shall apply
only to Incentive Compensation or annual directors
fees earned after the date of the Participants
deferral election.
	(c)	Each deferral election shall set
forth the Specified Amount of the Participants
Incentive Compensation or annual directors fees,
as the case may be, for the period covered by the
election that the Participant desires to have
deferred, the Designated Deferral Period, and the
Payout Period.  After the latest date that a
deferral election may be made, a Participant may
not change the election, except as follows:
(I)	Except for Grandfathered Deferred
Compensation and except as provided in Section
3(c)(III) below, a Participant may file a change
in the Designated Deferral Period and/or the Payout
Period with respect to his or her deferral election
for any Plan Year or Short Year, provided that
(1) such change will be given effect only if made
at least 12 months before the end of the previously
elected Designated Deferral Period (or at least 12
months before actual termination of employment or
termination of service as an Eligible Director if
the previously elected Designated Deferred Period
was based on such a termination),  (2) any change
in the Designated Deferral Period must extend the
Designated Deferral Period for a minimum of 60
months, and (3) the change in the dates of payment
resulting from a change in the Designated Deferral
Period and/or the Payout Period must have the effect
of extending such dates for the minimum period or
periods required under Section 409A of the Code.
(II)	In the case of Grandfathered Deferred
Compensation, a Participant may file a change in
the Designated Deferral Period and/or the Payout
Period with respect to his or her deferral election
for any Plan Year or Short Year, provided that
(1) such change will be given effect only if made
at least 12 months before the end of the
previously elected Designated Deferral Period
(or at least 12 months before actual termination
of employment or termination of service as an
Eligible Director if the previously elected
Designated Deferred Period was based on such
a termination),  (2) any change in the Designated
Deferral Period to a specified date must extend
the Designated Deferral Period for a minimum of
30 months (in the case of a change from one
specified date to another specified date), or
until a date not less than 42 months after the
election is filed (in the case of a change from
termination of employment or termination of
service as an Eligible Director to a specified
date), and (3) a change in the Designated Deferral
Period from a specified date to a date based on
termination of employment or termination of service
as an Eligible Director will be given effect only
if made at least 12 months before such termination.
This Section 3(c)(II) shall apply to changes filed
after July 31, 2005.   Changes filed before that
date shall be subject to the Plan terms and
procedures in effect prior to the addition of
this Section 3(c)(II).
(III)	On or before December 31, 2005, a Participant
who elected on or before December 31, 2003, to defer
Incentive Compensation under the Plan which does not
qualify as Grandfathered Deferred Compensation may
elect a new Designated Deferral Period and/or a new
Payout Period with respect to such deferred Incentive
Compensation, provided that (1) if the new Designated
Deferral Period ends on a specified dated after
December 31, 2005, that date must not be earlier
than 12 months after the date of the new election,
and (2) if the new Designated Deferral Period calls
for payment on or before December 31, 2005, the Payout
Period must be a lump sum.
	(d)	The Committee may, from time to
time, set limitations on the amount of a Participants
Incentive Compensation or directors fees, as the case
may be, which may be subject to deferral under this
Plan, including but not limited to establishing
annual limitations relating to particular employment
positions or levels of Participants and/or
compensation levels.  Any applicable limitations
will be set forth on the deferral election form
relating to the Plan Year for
which such limitations are applicable.
	(e)	A Participant will be 100% vested in
his or her Participant Account at all times.
Section 4.  Treatment of Deferred Amounts.
	(a)	The Company shall maintain on its
books a separate Participant Account for each
Participant who has deferred compensation under
this Plan with respect to any Plan Year or Short
Year.  The amount of such Deferred Compensation
shall be credited to such Participant Account on
the date or dates during the Plan Year on which
the Deferred Compensation would have been payable
to the Participant but for the deferral under
this Plan.
	(b)	Each Participant Account shall
be deemed to earn investment credits reflecting
gains or losses with respect to each Plan Year
or Short Year in accordance with the
Participants individual Investment Election.
The Committee shall determine the investment
credit factors that will be offered in any
Plan Year.  Beginning with the applicable
Effective Date, the investment credit factors
will be the equivalent rates of return
generated by the investment options offered
under the 401(k) plan maintained by the
Company covering eligible corporate office
employees and shall continue to be such
factors unless otherwise determined by the
Committee.
	(c)	Each Participant must file
an Investment Election at the time he or
she first files a deferral election.  The
Investment Election will determine the
investment credit factors that will be
applicable to the Deferred Compensation in
the Participant Accounts of such Participant.
A Participant may file a new Investment Election
at any time.  In the event a Participant
fails to complete a valid Investment Election,
his or her Deferred Compensation will be
credited with the investment credit amounts
equivalent to the rates of return generated
by the money market option under the Companys
401(k) plan referred to above.
	(d)	The Company will add to (or
subtract from) each Participant Account the
appropriate amounts, in accordance with the
Participants Investment Election, calculated
no less frequently than the last day of each
calendar quarter.
	(e)	No assets shall be segregated
or earmarked in respect of any Participant
Account and no Participant shall have any right
to assign, transfer, or pledge his or her
interest, or any portion thereof, in his or
her Participant Accounts.  The Plan and the
crediting of accounts hereunder shall not
constitute a trust and shall merely be for the
purpose of recording an unsecured contractual
obligation.  All amounts payable pursuant to
the terms of this Plan shall be paid from the
general assets of the Company.
	(f)	Until the entire balance in all
of the Participant Accounts of a Participant has
been paid in full, the Company will furnish or
cause to be furnished to each Participant a
report, at least annually, setting forth the
credits and debits to each Participant Account
and the status of all Participant Accounts of
such Participant.
Section 5.  Payment of Deferred Accounts.
	(a)	The amount to be paid to a
Participant following the expiration of the
Designated Deferral Period with respect to
any Participant Account shall be computed
on the basis of the balance of the
Participant Account (i.e., the original
Deferred Compensation amount plus and
minus cumulative investment credits under
Section 4 and minus any payments previously
made) as of the payment date.
	(b)	All payments of amounts under
this Plan shall be made in cash.
	(c)	Notwithstanding the Designated
Deferral Period or the Payout Period selected
by the Participant, if the employment of an
employee Participant or the services as a
director of an Eligible Director Participant
are terminated as a result of the Participants
death or permanent disability, the entire
Participant Account shall be payable in a lump
sum to such Participant (or, in the case of
death, to his or her Beneficiary) as soon as
practical but not later than the end of the
calendar quarter following the Participants
death or permanent disability.  A
Participants employment shall be deemed to
have been terminated as a result of permanent
disability:
(i) in the event the Participant is considered
disabled within the meaning of Section 409A
of the Code; or (ii) in the case of
Grandfathered Deferred Compensation, in the
event the Participant suffers a physical
illness, injury or other impairment in respect
to which the Participant is entitled to
receive benefits under the long-term disability
plan maintained by the Company (or, in the
case of a Participant who is an Eligible
Director, would have been so entitled if he or
she were eligible to participate in
such plan), provided the Participant is
expected to remain on permanent disability
for an indefinite period of time.
	(d)	Notwithstanding any other
provision of this Plan to the contrary, a
Participants Deferred Compensation (other
than a Participants Grandfathered Deferred
Compensation) shall become payable upon the
Participants incurring an unforeseeable
emergency within the meaning of Section 409A
of the Code.  In such event, the amount of
Deferred Compensation payable with respect
to the unforeseeable emergency shall not
exceed the amount necessary to satisfy the
emergency plus the amount necessary to satisfy
taxes reasonably anticipated as a result of
the emergency payment; the amount necessary
to satisfy the emergency shall be determined
taking into account the extent to which the
financial hardship caused by the emergency is
or may be relieved through reimbursement or
compensation by insurance or otherwise or by
liquidation of the Participants assets
(to the extent the liquidation of such assets
would not itself cause severe financial
hardship).
	(e)	Notwithstanding any other
provision of this Plan to the contrary, the
Committee, in its sole discretion, is empowered
to accelerate the payment of a Participants
Grandfathered Deferred Compensation, without
a prepayment penalty, to a Participant for
any reason the Committee may determine to be
appropriate.  Neither the Company nor the
Committee shall have any obligation to make
any such acceleration for any reason whatsoever.
	(f)	Notwithstanding any other
provision of this Plan to the contrary, in no
case may the payment of any Deferred
Compensation, other than Grandfathered Deferred
Compensation, be accelerated under this Plan,
except as otherwise may be permitted under Section
409A of the Code.
	(g)	Notwithstanding any other
provision of this Plan to the contrary, the
Committee shall have the authority to require
deferral of a Participants Grandfathered
Deferred Compensation beyond the expiration of
the Designated Deferral Period to the extent
necessary to avoid a limitation on the
deductibility by the Company of the deferred
amount under Section 162(m), or any other
applicable provision, of the Code.
Section 6.  Administration and Amendment
	(a)	This Plan shall be administered
by the Committee.  All decisions and
interpretations of the Committee shall be
conclusive and binding on the Company, its
Affiliates and the Participants.  The
Committee may at any time terminate an
employees designation as a Participant,
in which event the employee shall not be
permitted to defer additional Incentive
Compensation under the Plan.  No such change
in designation shall otherwise affect such
a Participants rights under the Plan.
	(b)	The Board of Directors of
the Company may at any time amend the Plan,
including an amendment to suspend or
terminate the right of Participants to
defer Incentive Compensation and/or
directors fees under the Plan.  No such
amendment shall adversely affect a
Participants rights with respect to
Deferred Compensation credited to a
Participant Account before such amendment,
including the right to be credited with
investment credits for the period of time
after such amendment as long as there
continues to be a positive balance in the
Participant Account.  To the extent
permitted under Section 409A of the Code,
the Board of Directors may in its discretion
terminate the Plan and distribute all
Participant Accounts established under the Plan
within twelve months of a change in control of
the Company, as defined for purposes of Section
409A of the Code.
	(c)	IT IS THE INTENTION OF THE
COMPANY THAT NO AMENDMENT TO THE PLAN SHALL
CONSTITUTE A MATERIAL MODIFICATION OF THE
PLAN WITHIN THE MEANING OF SECTION 409A OF
THE CODE AND SECTION 885(d) OF THE AMERICAN
JOBS CREATION ACT OF 2004, P.L. 108-357,
WITH RESPECT TO GRANDFATHERED DEFERRED
COMPENSATION, SINCE ANY SUCH AMENDMENT WOULD
SUBJECT GRANDFATHERED DEFERRED COMPENSATION
TO THE REQUIREMENTS OF SECTION 409A OF THE
CODE AND COULD ALSO MAKE GRANDFATHERED
DEFERRED COMPENSATION IMMEDIATELY TAXABLE
TO PARTICIPANTS.  ACCORDINGLY AND TO THE
GREATEST EXTENT POSSIBLE, ALL AMENDMENTS
TO THE PLAN SHALL BE CONSTRUED AND INTERPRETED
SO AS TO AVOID CREATING ANY MATERIAL
MODIFICATIONS WITH RESPECT TO GRANDFATHERED
DEFERRED COMPENSATION.
	(d)	Notwithstanding any other
section of this Plan, if a Participant is
discharged by the Company or an Affiliate or
his or her services as a director are terminated
because of conduct that the Participant knew or
should have known was detrimental to legitimate
interests of the Company or its Affiliates,
dishonesty, fraud, misappropriation of funds or
confidential, secret or proprietary information
belonging to the Company or an Affiliate or
commission of a crime, such Participants rights
to any benefits under this Plan shall be
forfeited; except that, if and to the extent
permitted under Section 409A of the Code,
such Participant shall be entitled to receive
a lump-sum payment equal to the lesser of (i)
the current aggregate balance in all of the
Participant Accounts of such Participant, or
(ii) the aggregate of all Specified Amounts
deferred by the Participant under the Plan
plus investment credits thereon at
the money market fund rate of return under
the Companys 401(k) plan for the relevant
deferral periods.
	(e)	The Companys sole obligation
under this Plan is to pay the benefits provided
for herein and neither the Participant nor any
other person shall have any legal or equitable
right against the Company, any Affiliate, the
Boards of Directors thereof, the Committee or
any officer or employee of the Company or any
Affiliate other than the right against the
Company to receive such payments from the
Company provided herein.
	(f)	The Company shall bear all
expenses incurred by it in administering this
Plan.
	(g)	The Company shall have the right
to deduct from any other payments to be made by the Company or any Affiliate to a Participant any Federal, state or local taxes required by law to be withheld. To the extent that the Company or any Affiliate is required to withhold any taxes or other amounts with respect to a Participants Deferred Compensation pursuant to any Federal, state or local law, such amounts shall be taken out of the Participants compensation which is paid currently. To the extent such compensation is not sufficient for such purpose and if such action does not constitute an impermissible acceleration under
Section 409A of the Code, the Company shall also have the right to deduct from amounts credited to the Participant Accounts of any Participant any Federal, state or local taxes required by law to be withheld with respect to any Deferred Compensation credited to such Participant Accounts, whether or not such Deferred Compensation is otherwise currently payable to the Participant.